                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 April 28, 2002


                             SBS Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


             New Mexico                    1-10981               85-0359415
          ---------------               ------------        -------------------
          (State or other                (Commission          (I.R.S. Employer
          jurisdiction of                File Number)       Identification No.)
          incorporation)

                    2400 Louisiana Blvd., NE AFC Bldg. 5-600
                          Albuquerque, New Mexico 87110
          (Address of Principal Executive Offices, including zip code)


                                 (505) 875-0600
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

                  On April 28, 2002, SBS Technologies, Inc. ("SBS") issued a press release filed herewith as Exhibit 99.1, regarding changes in senior management effective April 26, 2002. At a regularly scheduled meeting of the Board of Directors of SBS, Mr. Christopher J. Amenson was elected Chairman of the Board of Directors and Chief Executive Officer, and Mr. David H. Greig, was elected President and Chief Operating Officer, reporting to Mr. Amenson. Former Chairman and Chief Executive Officer and Director, Mr. Grahame Rance, has resigned to pursue other interests.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1 Press Release dated April 28, 2002.



                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SBS TECHNOLOGIES, INC.


                                        By: /s/ JAMES E. DIXON, JR.
                                            ------------------------------------
                                            James E. Dixon, Jr.
                                            Vice President
                                            Finance & Administration;
                                            Chief Financial Officer; Secretary
Dated: April 30, 2002                       Treasurer



                                       3
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                                Index to Exhibits



         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

          99.1             Press Release dated April 28, 2002